October 12,2015

WisdomTree Asset Management, Inc.

Attention: Jonathan Steinberg

245 Park Avenue, 35th Floor

New York, NY 10167

With a copy to:

WisdomTree Asset Management, Inc.

Attention: Legal Department

245 Park Avenue, 35th Floor

New York, NY 10167

Dear Mr. Steinberg,

Pursuant to that certain Sub-Advisory Agreement between WisdomTree Asset Management, Inc. (the “Investment Adviser”) and Mellon Capital Management Corporation (the “Sub-Adviser”) dated as of January 1, 2013, as amended (the “Agreement”), the Sub-Adviser hereby provides the Investment Adviser with (i) an amended and restated Appendix A to the Agreement in the form attached hereto, (ii) an amended and restated Appendix B-1 and Appendix B-2 to the Agreement in the form attached hereto, and (iii) for completeness existing, Appendix B-3, Appendix B-4, Appendix B-5, Appendix B-6, Appendix B-7 as attached hereto.

In particular, this Amendment adds five (5) funds to Appendixes A, and B-2, specifically the WisdomTree Strong Dollar Emerging Markets Equity Fund, WisdomTree Global Hedged SmallCap Dividend Fund, WisdomTree Global SmallCap Dividend Fund, WisdomTree Europe Local Recovery Fund, and WisdomTree Global ex-U.S. Hedged Real Estate Fund. This Amendment also changes the name of thirteen (13) funds in Appendix A, B-1, and B-2, specified in the chart below.

Current Fund Name	New Fund Name
WisdomTree Emerging Markets Equity Income Fund	WisdomTree Emerging Markets High Dividend Fund
WisdomTree Emerging Markets Dividend Growth Fund	WisdomTree Emerging Markets Quality Dividend Growth Fund
WisdomTree DEFA Equity Income Fund	WisdomTree International High Dividend Fund
WisdomTree DEFA Fund	WisdomTree International Equity Fund
WisdomTree Global Equity Income Fund	WisdomTree Global High Dividend Fund
WisdomTree Global ex-U.S. Dividend Growth Fund	WisdomTree Global ex-U.S. Quality Dividend Growth Fund
WisdomTree Europe Dividend Growth Fund	WisdomTree Europe Quality Dividend Growth Fund
WisdomTree International Hedged Dividend Growth Fund	WisdomTree International Hedged Quality Dividend Growth Fund
WisdomTree Equity Income Fund	WisdomTree High Dividend Fund
WisdomTree U.S. Dividend Growth Fund	WisdomTree U.S. Quality Dividend Growth Fund
WisdomTree U.S. SmallCap Dividend Growth Fund	WisdomTree U.S. SmallCap Quality Dividend Growth Fund
WisdomTree Japan Hedged Dividend Growth Fund	WisdomTree Japan Hedged Quality Dividend Growth Fund
WisdomTree Japan Dividend Growth Fund	WisdomTree Japan Quality Dividend Growth Fund

Sincerely,

/s/ David Dirks
Name: David Dirks Title: Managing Director

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

Acknowledged and agreed:

WisdomTree Asset Management, Inc.

By:	/s/ Jonathan Steinberg
Name: Title:	Jonathan Steinberg Chief Executive Officer and President

Mellon Capital Management Corporation

By:	/s/ David Dirks
Name: Title:	David Dirks Managing Director

APPENDIX A

TO

SUB-ADVISORY AGREEMENT

Effective as of October 12,2015

FUNDS FOR WHICH MELLON CAPITAL MANAGEMENT CORPORATION ACTS AS SUB-ADVISER

ALTERNATIVE FUNDS

WisdomTree Managed Futures Strategy Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

CURRENCY AND INTERNATIONAL FIXED INCOME FUNDS

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Indian Rupee Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Commodity Currency Strategy Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Asia Local Debt Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

DOMESTIC EQUITY FUNDS

WisdomTree Total Dividend Fund

WisdomTree Dividend ex-Financials Fund

WisdomTree High Dividend Fund

WisdomTree LargeCap Dividend Fund

WisdomTree MidCap Dividend Fund

WisdomTree SmallCap Dividend Fund

WisdomTree Total Earnings Fund

WisdomTree Earnings 500 Fund

WisdomTree LargeCap Value Fund

WisdomTree MidCap Earnings Fund

WisdomTree SmallCap Earnings Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree Strong Dollar U.S. Equity Fund

WisdomTree Weak Dollar U.S. Equity Fund

INTERNATIONAL EQUITY FUNDS

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Global High Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree India Earnings Fund

A-1

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Commodity Country Equity Fund

WisdomTree Global Natural Resources Fund

WisdomTree Global ex-US Utility Fund

WisdomTree Global ex-US Real Estate Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Korea Hedged Equity Fund

WisdomTree United Kingdom Hedged Equity Fund

WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree International Hedged Dividend Growth Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Japan Hedged Real Estate Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Japan Hedged Tech, Media and Telecom Fund

WisdomTree Japan Hedged Capital Goods Fund

WisdomTree Japan Hedged Health Care Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Emerging Markets ex-State-Owned-Enterprises Fund

WisdomTree Europe Hedged SmallCap Equity Fund

WisdomTree Japan Hedged Quality Dividend Growth Fund

WisdomTree International Hedged Equity Fund

WisdomTree International Hedged SmallCap Dividend Fund

WisdomTree Japan Quality Dividend Growth Fund

WisdomTree Global ex-US Hedged Dividend Fund

WisdomTree Global Hedged SmallCap Dividend Fund

WisdomTree Global SmallCap Dividend Fund

WisdomTree Strong Dollar Emerging Markets Equity Fund

WisdomTree Europe Local Recovery Fund

WisdomTree Global ex-U.S. Hedged Real Estate Fund

FIXED INCOME INFLATION HEDGED FUNDS

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund

U.S. FIXED INCOME FUNDS

WisdomTree Bloomberg Floating Rate Treasury Fund

A-2

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund

The Investment Adviser hereby appoints Mellon Capital Management Corporation, and Mellon Capital Management Corporation hereby accepts appointment, as the Sub-Adviser for the Fund(s) set forth above.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE

COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

WISDOMTREE ASSET MANAGEMENT, INC.		MELLON CAPITAL MANAGEMENT CORPORATION

By:	/s/ Jonathan Steinberg	By:	/s/ David Dirks
	Name: Jonathan Steinberg Title: CEO and President		Name: David Dirks Title: Managing Director

A-3